Execution Copy

INCREMENTAL TERM LOAN AGREEMENT
by and among
GREIF, INC.,
as the Company (and the Borrower of the Incremental Term A-4 Loan),
THE GUARANTORS PARTY HERETO,
THE INCREMENTAL TERM A-4 LENDERS PARTY HERETO,
THE OTHER LENDERS PARTY HERETO
and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent

Dated as of March 25, 2024

**************************************************

WELLS FARGO SECURITIES, LLC,
as the Incremental Term A-4 Facility Lead Arranger

$300,000,000 INCREMENTAL TERM FACILITY

INCREMENTAL TERM LOAN AGREEMENT

THIS INCREMENTAL TERM LOAN AGREEMENT (this “Incremental Term Loan Agreement”), dated as of March 25, 2024 (the “Incremental Term A-4 Agreement Effective Date”), is entered into by and among GREIF, INC., a Delaware corporation (the “Company”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), each lender party hereto as a lender under the Incremental Term A-4 Facility (in such capacity, individually, a “Incremental Term A-4 Lender” and collectively, the “Incremental Term A-4 Lenders”), the Required Term A-1 Lenders party hereto, the Required Term A-2 Lenders party hereto and the Required Lenders.
PRELIMINARY STATEMENTS:

(1)The Company, the other borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Second Amended & Restated Credit Agreement, dated as of March 1, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
(2)The Company has requested that (i) Wells Fargo Securities, LLC, as Incremental Term A-4 Lead Arranger, arrange for the Incremental Term A-4 Lenders to provide the Incremental Term A-4 Facility consisting of the Incremental Term A-4 Loan (with the Incremental Term A-4 Facility to be documented as an incremental term loan tranche under the Credit Agreement pursuant to this Incremental Term Loan Agreement), and (ii) the Required Lenders, the Required Term A-1 Lenders and the Required Term A-2 Lenders, as applicable, consent to certain amendments to the Credit Agreement as more fully set forth in this Incremental Term Loan Agreement.
(3) (i) Each Incremental Term A-4 Lender is willing to provide the Incremental Term A-4 Facility upon and subject to the terms and conditions set forth herein and in Section 2.14 of the Credit Agreement and (ii) the Lenders party hereto (and constitute the Required Lenders, Required Term A-1 Lenders and Required Term A-2 Lenders) are willing to consent to the amendments to the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Incremental Term A-4 Lenders, the other Lenders party hereto, the Company and the Guarantors party hereto hereby agree as follows:
SECTION 1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as amended herein).
SECTION 2.Incremental Term A-4 Facility.
(a)Incremental Term A-4 Facility. Pursuant to Section 2.14 of the Credit Agreement, the Incremental Term A-4 Facility is hereby established under the Credit Agreement on the terms set forth below. Subject to the terms and conditions set forth herein, each Incremental Term A-4 Lender severally agrees to make a single loan to the Company in Dollars, on the Incremental Term A-4 Agreement Effective Date, in an amount not to exceed its Incremental Term A-4 Commitment. The Incremental Term A-4 Loan shall be deemed to be a “Term Loan” as defined in the Credit Agreement for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Term Loans outstanding immediately prior to the Incremental Term A-4 Agreement Effective Date, except as otherwise set forth in this Incremental Term Loan Agreement.
(b)Principal Amount. The aggregate principal amount of the Incremental Term A-4 Lenders’ commitments with respect to the Incremental Term A-4 Loan is THREE HUNDRED MILLION DOLLARS ($300,000,000). The Incremental Term A-4 Loan shall rank equally in right of payment with the other Loans. The Company’s obligations with respect to the

Incremental Term A-4 Loan shall constitute Obligations under the Credit Agreement and will be secured and guaranteed with the other Obligations on a pari passu basis.
(c)Availability/Borrowing. The Incremental Term A-4 Loan shall be funded in a single drawing on Incremental Term A-4 Agreement Effective Date. The Incremental Term A-4 Loan may be a Base Rate Loan, a Daily Simple SOFR Loan or a Term Benchmark Loan, as further provided herein and in the Credit Agreement. Once repaid, the Incremental Term A-4 Loan may not be reborrowed.
(d)Maturity Date; Amortization. The maturity date for the Incremental Term A-4 Loan shall be March 1, 2027 (the “Incremental Term A-4 Maturity Date”). The Incremental Term A-4 Loan shall be subject to scheduled amortization of 2.5% per annum, based on the initial aggregate principal amount of such Incremental Term A-4 Loan (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement). The principal amount outstanding under Incremental Term A-4 Loan shall be due and payable in quarterly installments on each Payment Date commencing with the first such date to occur after the Incremental Term A-4 Agreement Effective Date. The final principal repayment installment of the Incremental Term A-4 Loan shall be repaid on the Incremental Term A-4 Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of the Incremental Term A-4 Loan outstanding on such date.
(e)Applicable Rate. The Applicable Rate for the Incremental Term A-4 Loan shall be the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) of the Credit Agreement:

Level	Leverage Ratio	Applicable Rate for Term Benchmark and Daily Simple SOFR Loans	Applicable Rate for Base Rate Loans
1	Greater than or equal to 3.75 to 1.00	2.25%	1.25%
2	Less than 3.75 to 1.00 but greater than or equal to 3.00 to 1.00	2.00%	1.00%
3	Less than 3.00 to 1.00 but greater than or equal to 2.25 to 1.00	1.75%	0.75%
4	Less than 2.25 to 1.00 but greater than or equal to 1.50 to 1.00	1.50%	0.50%
5	Less than 1.50 to 1.00	1.25%	0.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the third Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) of the Credit Agreement; provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 1 shall apply as of the third Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.
Notwithstanding anything to the contrary contained in this clause, (a) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) of the Credit Agreement and (b) the determination of the Applicable Rate with respect to the Term A-4 Loan for any period shall be adjusted based upon the ESG Adjustment as a result of the then applicable ESG Score of the Company as more fully set forth in the Credit Agreement.
(f)Interest Rate. Subject to the provisions of Section 2.08(b) of the Credit Agreement, (i) each Term Benchmark Loan under the Incremental Term A-4 Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Term Benchmark for such Interest Period, plus the Applicable Rate for the Incremental Term A-4 Facility, (ii) each Daily Simple SOFR Loan under the Incremental Term A-4 Facility shall bear interest on the outstanding principal amount thereof from the applicable date of any Incremental Term A-4 Borrowing at a rate per annum equal to Daily Simple SOFR, plus the Applicable Rate for the Incremental Term A-4 Facility and (ii) each Base Rate Loan under the Incremental Term A-4 Facility shall bear interest on the outstanding principal amount thereof from the applicable date of any Incremental Term A-4 Borrowing at a rate per annum equal to the Base Rate, plus the Applicable Rate for the Incremental Term A-4 Facility.
(g)Interest Payment Dates. Interest on the Incremental Term A-4 Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto, commencing with the first such date to occur after the Incremental Term A-4 Agreement Effective Date, and on the Incremental Term A-4 Maturity Date. Interest hereunder shall be due and payable in accordance with the terms hereof and of the Credit Agreement before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(h)Prepayments. For the avoidance of doubt, voluntary and mandatory prepayments with respect to the Incremental Term A-4 Facility shall be governed by Section 2.05 of the Credit Agreement (as amended herein).
(i)Use of Proceeds. The proceeds of the Incremental Term A-4 Facility shall be used by the Company for ongoing working capital needs and general corporate purposes (including consummation of the Impact Acquisition) by the Company and its Subsidiaries.
SECTION 3.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence (which definitions, as applicable and if not separately defined in this Incremental Term Loan Agreement, are used in this Incremental Term Loan Agreement as defined below):
“Fiscal Year Change Date” means the effective date of the change in the Company’s Fiscal Year in accordance with Section 7.11.
“Impact Acquisition” means the Acquisition by certain Subsidiaries of the Company of all the Equity Interests of Impact Topco Holdings, a simplified joint-stock company organized under the laws of France (the “Impact Target”), from the existing holders of Equity Interests of the Impact Target, pursuant to that certain Sale and Purchase Agreement, dated as of November 17, 2023 (as may be amended from time to time, the “Impact Acquisition Agreement”).
“Impact Acquisition Agreement” has the meaning specified in the definition of Impact Acquisition.
“Impact Target” has the meaning specified in the definition of Impact Acquisition.
“Incremental Term A-4 Agreement” means that certain Incremental Term Loan Agreement, dated as of the Incremental Term A-4 Agreement Effective Date, among the Company, the Guarantors party thereto, the Incremental Term A-4 Lenders, the other Lenders party thereto and the Administrative Agent.

“Incremental Term A-4 Agreement Effective Date” means March 25, 2024.
“Incremental Term A-4 Borrowing” means a borrowing on the Incremental Term A-4 Agreement Effective Date consisting of simultaneous Incremental Term A-4 Loans of the same Type and, in the case of Term Benchmark Loans, having the same Interest Period made by the Incremental Term A-4 Lenders pursuant to the Incremental Term A-4 Agreement.
“Incremental Term A-4 Commitment” means, as to each Incremental Term A-4 Lender, its obligation to make the Incremental Term A-4 Loan on the Incremental Term A-4 Agreement Effective Date to the Company pursuant to the Incremental Term A-4 Agreement in an aggregate principal amount at any one time outstanding not to exceed the amount set forth in the Incremental Term A-4 Agreement.
“Incremental Term A-4 Facility” means, at any time, (a) on the Incremental Term A-4 Agreement Effective Date, the aggregate amount of the Incremental Term A-4 Commitments at such time and (b) thereafter, the aggregate principal amount of the Incremental Term A-4 Loan outstanding at such time. As of the Incremental Term A-4 Agreement Effective Date, the Incremental Term A-4 Facility is $300,000,000.
“Incremental Term A-4 Lead Arranger” means Wells Fargo Securities, LLC.
“Incremental Term A-4 Lender” has the meaning specified in the Incremental Term A-4 Agreement.
“Incremental Term A-4 Loan” means the Loan made on the Incremental Term A-4 Agreement Effective Date pursuant to the Incremental Term A-4 Agreement.
“Incremental Term A-4 Note” means each promissory note made by the Company in favor of an Incremental Term A-4 Lender evidencing the Incremental Term A-4 Loan made by such Incremental Term A-4 Lender.
“Payment Date” means the last Business Day of each January, April, July and October.
“Required Incremental Term A-4 Lenders” means, as of any date of determination, Incremental Term A-4 Lenders holding more than 50% of the sum of the Incremental Term A-4 Facility on such date; provided that the portion of the Incremental Term A-4 Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Incremental Term A-4 Lenders.
“Subject Year” means the calendar year in which the Company has elected to change its Fiscal Year pursuant to, and in accordance with, Section 7.11.
(b)Each of the following defined terms in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment” means a Term A-1 Commitment, a Term A-2 Commitment, an Incremental Term A-4 Commitment, a U.S. Revolving Credit

Commitment or a Global Revolving Credit Commitment, as the context may require.
“Facility” means the Term A-1 Facility, the Term A-2 Facility, the Incremental Term A-4 Facility, the U.S. Revolving Credit Facility or the Global Revolving Credit Facility, as the context may require.
“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes each Term A-1 Lender, each Term A-2 Lender, each Incremental Term A-4 Lender, each U.S. Revolving Credit Lender, each Global Revolving Credit Lender and each Swing Line Lender. Unless the context requires otherwise, the term “Lender” includes each L/C Issuer.
“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Term A-1 Loan, a Term A-2 Loan, an Incremental Term A-4 Loan, a U.S. Revolving Credit Loan, a Global Revolving Credit Loan or a Swing Line Loan.
“Loan Notice” means a notice of a (a) Term A-1 Borrowing, (b) Term A-2 Borrowing, (c) Incremental Term A-4 Borrowing, (d) U.S. Revolving Credit Borrowing, (e) Global Revolving Credit Borrowing, (f) conversion of Loans from one Type to the other, or (g) continuation of Term Benchmark Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
“Note” means a Term A-1 Note, a Term A-2 Note, an Incremental Term A-4 Note or a Revolving Credit Note, as the context may require.

“Term Borrowing” means a Term A-1 Borrowing, a Term A-2 Borrowing or an Incremental Term A-4 Borrowing.

“Term Commitment” means a Term A-1 Commitment, a Term A-2 Commitment or an Incremental Term A-4 Commitment.

“Term Facilities” means, at any time, the Term A-1 Facility, the Term A-2 Facility and the Incremental Term A-4 Facility.

“Term Lender” means, at any time, a Term A-1 Lender, a Term A-2 Lender or an Incremental Term A-4 Lender.

“Term Loan” means a Term A-1 Loan, a Term A-2 Loan or an Incremental Term A-4 Loan.

(c)The definition of “Applicable Percentage” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of subsection (c) thereof, (ii) deleting the “.” at the end of subsection (d) thereof and replacing it with “; and”, and (iii) adding the following as the new subsection (e) thereof:
    (e)    in respect of the Incremental Term A-4 Facility, with respect to any Incremental Term A-4 Lender at any time, the percentage (carried out to the ninth decimal place) of the Incremental Term A-4 Facility represented by (i) on the Incremental Term A-4 Agreement Effective Date, such Incremental Term A-4 Lender’s Incremental Term A-4 Commitment at such time, subject to adjustment as provided in Section 2.17, and (ii) thereafter, the principal amount of such Incremental Term A-4 Lender’s Incremental Term A-4 Loan at such time.

(d)The definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the phrase “first Business Day” each of the two (2) times it appears therein and replacing it (each such time) with “third Business Day” and (ii) deleting “(i)” the first instance it appears in the last paragraph of such definition.
(e)The definition of “Interest Payment Date” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “the last Business Day of each January, April, July and October” contained in clause (c)(i) thereof and replacing it with “each Payment Date”.
(f)The definition of “Outstanding Amount ” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “Term A-2 Loans, U.S. Revolving Credit Loan” contained in subsection (a) thereof and replacing it with “Term A-2 Loans, Incremental Term A-4 Loan, U.S. Revolving Credit Loan”.
(g)The definition of “Revaluation Date” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “the last Business Day of each Fiscal Quarter” contained in clause (c) thereof and replacing it with “each Payment Date”.
(h)The definitions of “Sanctioned Person” and “Sanctions” contained in Section 1.01 of the Credit Agreement are each hereby amended by deleting the phrase “Her Majesty’s Treasury of the United Kingdom, or other” contained in each such definition and replacing it with “Canada, Hong Kong Monetary Authority, His Majesty’s Treasury of the United Kingdom, or other”.
(i)Section 2.03(j) of the Credit Agreement is hereby amended by deleting the phrase “the first Business Day after the end of each April, July, October and January” contained therein and replacing it with “the first Business Day following each Payment Date”.
(j)Section 2.03(k) of the Credit Agreement is hereby amended by deleting the phrase “the tenth Business Day after the end of each April, July, October and January in respect of the most recently-ended quarterly period” contained therein and replacing it with “on each Payment Date in respect of the most recently-ended three-month period”.
(k)Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:
Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the applicable Term Facility or Facilities and to the applicable principal payments thereof, in each case, as directed by the Company in the applicable notice of prepayment delivered pursuant to this Section 2.05(a) or, if no such direction is given, ratably among the Term Facilities and to the principal repayment installments thereof on a pro rata basis, and subject to Section 2.17, each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

(l)Section 2.06(b)(i) of the Credit Agreement is hereby amended by deleting the phrase “The aggregate Term A-1 Commitments and the aggregate Term A-2 Commitments” contained therein and replacing it with the following: “The aggregate Term A-1 Commitments, the aggregate Term A-2 Commitments and the aggregate Incremental Term A-4 Commitments”.
(m)Section 2.07(a) of the Credit Agreement is hereby amended by deleting the phrase “The last Business Day of each Fiscal Quarter of the Company from (and including) July 31, 2022” contained therein and replacing it with the following: “Each Payment Date”.

(n)Section 2.07(b) of the Credit Agreement is hereby amended by deleting the phrase “The last Business Day of each Fiscal Quarter of the Company from (and including) July 31, 2022” contained therein and replacing it with the following: “Each Payment Date”.
(o)Section 2.09(a) of the Credit Agreement is hereby amended by deleting the phrase “the last Business Day of each January, April, July and October, commencing with the first such date to occur after the Restatement Effective Date” contained therein and replacing it with the following: “each Payment Date”.
(p)Section 6.01 of the Credit Agreement is hereby amended by adding the following new paragraph at the end of such Section:
Notwithstanding any of the foregoing to the contrary, in connection with the change in Fiscal Year contemplated by Section 7.11, (i) the Company will furnish, or cause to be furnished, to each Lender, as soon as available, but in any event not later than the date the same is required to be filed with the SEC, those financial statements and other information (including any comparable year information for any applicable periods, as well as any “stub period” information) that are required to be filed with the SEC in connection with a change in fiscal year pursuant to a prospective (or “stub period”) approach to such change in fiscal year in accordance with Sections 1360 and 1365 of the SEC Financial Reporting Manual, and (ii) the first financial statements required to be delivered pursuant to clause (b) of this Section with respect to the Company and its consolidated Subsidiaries’ Fiscal Year ending September 30 of each calendar year shall be for the Fiscal Year ended September 30 of the Subject Year.

(q)Section 6.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
Cause the Company’s annual accounting periods to end on (w) prior to the Fiscal Year Change Date, October 31 of each calendar year or (x) from and after the Fiscal Year Change Date, September 30 of each calendar year (the date referenced in clause (w) or (x), as applicable, each a “Fiscal Year”), with quarterly accounting periods ending on or about (y) prior to the Fiscal Year Change Date, January 31, April 30, July 31 and October 31 of each Fiscal Year or (z) from and after the Fiscal Year Change Date, December 31, March 31, June 30 and September 30 of each Fiscal Year (the dates referenced in clause (y) or (z), as applicable, each a “Fiscal Quarter”).
(r)Section 7.07 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of subsection (p) thereof, (ii) deleting the “.” at the end of subsection (q) thereof and replacing it with “; and”, and (iii) adding the following as the new subsection (r) thereof:
(r)    the Company may, directly or indirectly through a series of transactions with its Subsidiaries, make an Investment in Greif France Holdings SAS in an amount not in excess of $570,000,000 or, if less, the amount necessary to pay the purchase price for, together with related fees and expenses incurred in connection with, the Impact Acquisition (which Acquisition otherwise complies with the conditions set forth in the definition of “Permitted Acquisition”).
(s)Section 7.11 of the Credit Agreement is hereby amended by deleting the text of such Section in its entirety and replacing it with the following:
(a)    The Company will not change its Fiscal Year; provided that, after the Incremental Term A-4 Agreement Effective Date, the Company may, so long as no Default shall exist or would result therefrom, upon prior written notice to the Administrative Agent delivered not less than 120 days prior to the proposed Fiscal Year Change Date (which proposed Fiscal Year Change Date shall be included in the notice), change its Fiscal Year one time during the term of the Facilities to a Fiscal Year ending September 30 of each calendar year.
(b)    From and after delivery of the notice referenced in clause (a) of this Section, and in respect of the relevant fiscal periods, for purposes of determining compliance with any provision of the Credit Agreement which requires the calculation of any financial ratio or making any financial calculation for any Fiscal Year (or portion thereof), Fiscal Quarter (or portion thereof) or Test Period, until delivery of the financial statements for the Fiscal Year ending September 30 of the Subject Year pursuant to Section 6.01(b), any reference to the “most recent Fiscal Year”, “most recent Fiscal Quarter”, “most recent Test Period” or similar references to fiscal and/or testing periods shall be a reference to the fiscal quarter ending July 31 of the Subject Year and the most recent four consecutive fiscal quarters ending July 31 of the Subject Year, respectively. Upon delivery of the financial statements for the Fiscal Year ending September 30 of the Subject Year pursuant to Section 6.01(b), any reference to the “most recent Fiscal Year”, “most recent Fiscal Quarter”, “most recent Test Period” or similar references to fiscal and/or testing periods shall be a reference to the fiscal quarter ending September 30 of the Subject Year and the fiscal quarters ended December 31 of the year immediately preceding the Subject Year and March 31, June 30 and September 30, in each case, of the Subject Year, respectively.
(c)    In connection with any such change in the Fiscal Year of the Company pursuant to this Section, to the extent deemed necessary or advisable by the Administrative Agent, the Company and the Administrative Agent may, and are hereby authorized by the Lenders to, make only those adjustments or other modifications to this Agreement that are necessary or advisable in order to reflect such change in the Fiscal Year and the related fiscal reporting of the Company without further action or consent from the Lenders.
(t)Section 10.01(a)(v) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:
(v)    (v) if such Facility is the Term A-1 Facility, the Required Term A-1 Lenders, (w) if such Facility is the Term A-2 Facility, the Required Term A-2 Lenders, (x) if such Facility is the Incremental Term A-4 Facility, the Required Incremental Term A-4 Lenders, (y) if such Facility is the U.S. Revolving Credit Facility, the Required U.S. Revolving Lenders, and (z) if such Facility is the Global Revolving Credit Facility, the Required Global Revolving Lenders, change Section 2.13 or Section 8.02, in either case, in any manner that materially and adversely affects the Lenders under any such Facility,
(u)Section 10.01(a)(E) of the Credit Agreement is hereby amended by deleting the phrase “Required Term A-2 Lenders, the Required U.S. Revolving Lenders” contained therein and replacing it with the following: “Required Term A-2 Lenders, the Required Incremental Term A-4 Lender, the Required U.S. Revolving Lenders”.
(v)Section 10.01(b) of the Credit Agreement is hereby amended by deleting the phrase “the Required Term A-2 Lenders, the Required U.S. Revolving Lenders” contained therein and replacing it with the following: “the Required Term A-2 Lenders, the Required Incremental Term A-4 Lender, the Required U.S. Revolving Lenders”.
(w)Schedule 2.01 of the Credit Agreement is hereby amended by inserting the table set forth on Annex A of this Incremental Term Loan Agreement into the table which makes up Schedule 2.01 of the Credit Agreement so that the Lenders, Commitments and Applicable Percentages in respect of the Incremental Term A-4 Facility are appropriately reflected therein.

SECTION 4.Conditions to Effectiveness. This Incremental Term Loan Agreement shall become effective on the Incremental Term A-4 Agreement Effective Date upon the satisfaction of the conditions precedent set forth in this Section 4:
(a)Incremental Term Loan Agreement. The Administrative Agent and the Incremental Term A-4 Lead Arranger shall have received from the Company and from each other party hereto (including each Incremental Term A-4 Lender, the Required Term A-1 Lenders, the Required Term A-2 Lenders and the Required Lenders) an executed signature page counterpart of this Incremental Term Loan Agreement.
(b)Other Documentary Deliverables. The Administrative Agent shall have received from the Company, in each case, in form and substance reasonably satisfactory to the Administrative Agent:
(i)Such assurances, certificates, documents or consents as the Administrative Agent may reasonably request to be satisfied that the execution and delivery of this Incremental Term Loan Agreement and the consummation of the transactions contemplated hereby (including the making of the Incremental Term A-4 Loan to the Company) is permitted under, or otherwise not prohibited by, the Credit Agreement, dated as of May 17, 2023, by and among the Company, Greif Packaging LLC, the lenders from time to time party thereto, and CoBank, ACB, as administrative agent and the related intercreditor agreement.
(ii)A certificate of a Responsible Officer of each Loan Party (other than any Loan Party organized under the laws of The Netherlands or the laws of Luxembourg), dated the Incremental Term A-4 Agreement Effective Date, attaching and certifying as to the Organizational Documents of such Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of such Loan Party, the good standing, existence or its equivalent of such Loan Party in the jurisdiction of incorporation or organization of such Loan Party or, as to any such Organizational Document which would otherwise be delivered with such certificate, a certification that the same has not been amended, modified, revoked or otherwise altered since its delivery to the Administrative Agent on the Restatement Effective Date and otherwise remains in force.
(iii)A certificate of the Company, dated as of the Incremental Term A-4 Agreement Effective Date, signed by a Responsible Officer of Company, certifying that, before and after giving effect to the Incremental Term A-4 Facility, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Incremental Term A-4 Agreement Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section, the representations and warranties contained in clause (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (2) no Default exists.
(iv)To the extent not previously delivered to, appropriately filed and/or in the possession of, the Administrative Agent as of the Incremental Term A-4 Agreement Effective Date, (A) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative

Agent’s sole reasonable discretion, to perfect the Administrative Agent’s security interest in the Collateral, and (B) stock or membership certificates, if any, evidencing the Pledged Equity and undated stock or transfer powers duly executed in blank; in each case to the extent such Pledged Equity is certificated.
(v)Searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party (other than any Loan Party organized under the laws of The Netherlands or the laws of Luxembourg) and each jurisdiction (other than The Netherlands or Luxembourg) where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens.
(vi)An Incremental Term A-4 Note executed by the Company in favor of each Incremental Term A-4 Lender requesting such a Note.
(c)Legal Opinions. The Administrative Agent shall have received customary legal opinions, addressed to the Administrative Agent and the Lenders (and which shall expressly permit reliance by/disclosure to the successors and permitted assigns of each of the Administrative Agent and the Lenders), from (i) Vorys, Sater, Seymour and Pease LLP, special U.S. counsel to the Loan Parties and (ii) the General Counsel of the Company.
(d)Material Adverse Effect. Since October 31, 2023, there shall not have occurred a Material Adverse Effect.
(e)Fees, Costs and Expenses. The Administrative Agent and the Incremental Term A-4 Lead Arranger shall have received evidence reasonably satisfactory to it that the Company has paid (i) all fees and expenses payable to the Incremental Term A-4 Lead Arranger pursuant to that certain letter agreement dated February 20, 2024 among the Company and the Incremental Term A-4 Lead Arranger, and (ii) all reasonable out-of-pocket expenses of the Administrative Agent and the Incremental Term A-4 Lead Arranger (including reasonable fees, charges and disbursements of counsel to the Incremental Term A-4 Lead Arranger) in connection with the preparation, negotiation, execution and delivery of this Incremental Term Loan Agreement and as otherwise required to be reimbursed or paid by the Company pursuant to Section 10.04(a) of the Credit Agreement.
(f)KYC Information, etc. Upon the request of any Lender at least ten (10) Business Days prior to the Incremental Term A-4 Agreement Effective Date:
(i)Documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the Incremental Term A-4 Agreement Effective Date.
(ii)With respect to any Borrower or any other Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Person, at least five (5) days prior to the Incremental Term A-4 Agreement Effective Date.
SECTION 5.Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by such Person of this Incremental Term Loan Agreement and the transactions contemplated hereby have been duly authorized by all company action required to be obtained by such Person, and (ii) this Incremental Term Loan Agreement has been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to (1) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (3) implied covenants of good faith and fair dealing.
SECTION 6.Reaffirmation. Each of the Loan Parties (a) affirms that each of the Guaranties and the Collateral Documents (and the Liens granted in or pursuant to the Collateral Documents) are valid and subsisting, (b) agrees that such Guaranties guarantee (and has always intended to guarantee) and such Liens and the Collateral secure (and have always intended to secure) the Obligations (including the obligations in respect of the Incremental Term A-4 Facility) and (c) agrees that this Incremental Term Loan Agreement does not in any manner impair or otherwise adversely affect any of the Loan Documents or any of the Liens granted in or pursuant to the Loan Documents.
SECTION 7.This Incremental Term Loan Agreement Constitutes an Amendment and a Loan Document. In accordance with Section 2.14 of the Credit Agreement, the Credit Agreement and other Loan Documents are hereby deemed amended to give effect to the provisions of this Incremental Term Loan Agreement relating to the Incremental Term A-4 Facility, including that the Incremental Term A-4 Facility constitutes Obligations that are secured and guaranteed with the other Obligations on a pari passu basis. This Incremental Term Loan Agreement constitutes a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Incremental Term Loan Agreement.
SECTION 8.Execution in Counterparts. This Incremental Term Loan Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Incremental Term Loan Agreement by facsimile or in electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Incremental Term Loan Agreement.
SECTION 9.Governing Law. THIS INCREMENTAL TERM LOAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Term Loan Agreement to be duly executed by their respective authorized officers as of the day and year first written above.
COMPANY:    GREIF, INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Corporate Treasurer

OTHER LOAN PARTIES:            GREIF PACKAGING LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

                        GREIF INTERNATIONAL HOLDING B.V.,
a Dutch private limited company

/s/ MARCO KRAETZ
Name: Marco Kraetz
                        Title: Managing Director

GREIF BEHEER B.V.,
a Dutch private limited company

/s/ MARCO KRAETZ
Name: Marco Kraetz
                        Title: Managing Director

                        AMERICAN FLANGE & MANUFACTURING
CO. INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

GREIF USA LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

SOTERRA LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

DELTA PETROLEUM COMPANY, INC.,
a Louisiana corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

PACKAGING TRANSPORT LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

PAPERBOARD PARENT, INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CARAUSTAR INDUSTRIES, INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CARAUSTAR CONSUMER PRODUCTS
GROUP, LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CARAUSTAR INDUSTRIAL PRODUCTS
GROUP, LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CARAUSTAR MILL GROUP, INC.,
an Ohio corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CARAUSTAR INDUSTRIAL AND
CONSUMER PRODUCTS GROUP, INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CARAUSTAR RECOVERED FIBER GROUP,
INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CASCADE PAPER CONVERTERS CO.,
a Michigan corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

THE NEWARK GROUP, INC.,
a New Jersey corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

SPRAGUE PAPERBOARD, INC.,
a Connecticut corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

GREIF HOLDINGS I INC.,
a Delaware corporation

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

BOX-BOARD PRODUCTS, INC.,
a North Carolina corporation

/s/ AARON POST
Name: Aaron Post
                        Title: Vice President and Treasurer

1877 HOLDINGS LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

CONTAINER LIFE CYCLE MANAGEMENT LLC,
a Delaware limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

LEE CONTAINER, LLC,
a Georgia limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

LEE CONTAINER IOWA, LLC,
an Iowa limited liability company

/s/ TONY KRABILL
Name: Tony Krabill
                        Title: Vice President and Treasurer

ADMINISTRATIVE
AGENT:    JPMORGAN CHASE BANK NATIONAL ASSOCIATION
as Administrative Agent
/s/ RICHARD BARRITT
Name: Richard Barritt
                        Title: Executive Director

INCREMENTAL TERM
A-4 LENDERS:    WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ ANDREW PAYNE
Name: Andrew Payne
                        Title: Managing Director

BANK OF AMERICA N.A., as a Lender

/s/ GREGG BUSH
Name: Grgg Bush
                        Title: Senior Vice President

TD BANK, N.A., as a Lender

/s/ BERNADETTE COLLINS
Name: Bernadette Collins
                        Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
as a Lender

/s/ ROBERT P. ANDERSON
Name: Robert P. Anderson
                        Title: Senior Vice President

BNP PARIBAS,
as a Lender

/s/ RICK PACE
Name: Rick Pace
                        Title: Managing Director

/s/ MICHAEL LEFKOWITZ
Name: Michael Lefkowitz
                        Title: Director

ING Bank N.V., Dublin Branch,
as a Lender

/s/ ROBERT O'DONOGHUE
Name: Robert O'Donoghue
                        Title: Managing Director

/s/ SEAN HASSETT
Name: Sean Hassett
                        Title: Director

COÖPERATIEVE RABOBANK U.A., NEW YORK
BRANCH,
as a Lender

/s/ SHANE KOONCE
Name: Shane Koonce
                        Title: Executive Director

/s/ REGAN RYBARCZYK
Name: Regan Rybarczyk
                        Title: Vice President

Goldman Sachs Bank USA,
as a Lender

/s/ JONATHAN DWORKIN
Name: Jonathan Dworkin
                        Title: Authorized Signatory

HSBC BANK USA, N.A.
as a Lender

/s/ BRUCE YODER
Name: Bruce Yoder
                        Title: Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

/s/ ANTHONY IRWIN
Name: Anthony Irwin
                        Title: Senior Vice President

CITIZENS BANK, N.A.
as a Lender

/s/ CARL S. TABACJAR, JR.
Name: Carl S. Tabacjar, Jr.
                        Title: Senior Vice President

TRUIST BANK,
as a Lender

/s/ JASON HEMBREE
Name: Jason Hembree
                        Title: Vice President

FIFTH THIRD BANK, N.A.
as a Lender

/s/ TAYLOR BERINGER
Name: Taylor Beringer
                        Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

/s/ TONY B. RAU
Name: Toby B. Rau
                        Title: Managing Director

Industrial and Commercial Bank of China Limited,
New York Branch,
as a Lender

/s/ BRIAN MONAHAN
Name: Brian Monahan
                        Title: Director

/s/ YUANYUAN PENG
Name: Yuanyuan Peng
                        Title: Executive Director

THE NORTHERN TRUST COMPANY
as a Lender

/s/ ANDREW D. HOLTZ
Name: Andrew D. Holtz
                        Title: Senior Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

/s/ ADNAN OSMAN
Name: Adnan Osman
                        Title: Director

STANDARD CHARTERED BANK,
as a Lender

/s/ LAVANYA GUNASEKARAN
Name: Lavanya Gunasekaran
                        Title: Executive Director, Leveraged and
Acquisition Finance

REQUIRED LENDERS:    COBANK, ACB

/s/ ROBERT PRICKETT
Name: Robert Prickett
                        Title: Vice President

MUFG BANK, LTD.,
as a Lender

/s/ JAMES CHAON
Name: James Chaon
                        Title: Authorized Signatory

BMO BANK N.A.,
as a Lender

/s/ PHILIP R. MEDSGER
Name: Philip R. Medsger
                        Title: Director

VOTING PARTICIPANTS:    FARM CREDIT BANK OF TEXAS,

/s/ JOHN MCCARTY
Name: John McCarty
                        Title: Director, Capital Markets

FARM CREDIT EAST, FLCA,

/s/ KERRI B. SEARS
Name: Kerri B. Sears
                        Title: Vice President

FARM CREDIT MID-AMERICA, FLCA,

/s/ TABATHA HAMILTON
Name: Tabatha Hamilton
                        Title: VP Food and Agribusiness Capital Markets

FARM CREDIT SERVICES OF AMERICA, FLCA,

/s/ NICHOLAS KING
Name: Nicholas King
                        Title: Vice President

GREENSTONE FARM
CREDIT SERVICES, FLCA,

/s/ KERRI B. SEARS
Name: Andrew Shockley
                        Title: Vice President of Capital Markets Lending

HORIZON FARM CREDIT FLCA, Successor by
merger of AGCHOICE FARM CREDIT ACA,

/s/ JOSHUA L. LAROCK
Name: Joshua L. Larock
                        Title: Manageing Director - Capital Markets

AGCOUNTRY FARM CREDIT SE, FLCA,

/s/ GUSTAVE RADCLIFFE
Name: Gustave Radcliffe
                        Title: Vice President, Capital Markets

AGWEST FARM CREDIT, FLCA,

/s/ JEREMY A. ROEWE
Name: Jeremy A. Roewe
                        Title: Vice President

Annex A

Lender	Term A-4 Commitment	Applicable Percentage (Term A-4)
Wells Fargo Bank, National Association	$20,000,000.00	6.67%
JPMorgan Chase Bank, National Association	$20,000,000.00	6.67%
Bank of America N.A.	$20,000,000.00	6.67%
TD Bank, N.A.	$20,000,000.00	6.67%
U.S. Bank National Association.	$20,000,000.00	6.67%
BNP Paribas	$15,000,000.00	5.00%
ING Bank N.V., Dublin Branch	$15,000,000.00	5.00%
Coöperatieve Rabobank U.A., New York Branch	$15,000,000.00	5.00%
Goldman Sachs Bank USA	$15,000,000.00	5.00%
HSBC Bank USA, N.A.	$15,000,000.00	5.00%
PNC Bank, National Association	$15,000,000.00	5.00%
Citizens Bank, N.A.	$15,000,000.00	5.00%
Truist Bank	$15,000,000.00	5.00%
Fifth Third Bank, N.A.	$5,000,000.00	1.67%
The Huntington National Bank	$5,000,000.00	1.67%
Industrial and Commercial Bank of China, New York Branch	$25,000,000.00	8.33%
The Northern Trust Company	$5,000,000.00	1.67%
Bank of Nova Scotia	$15,000,000.00	5.00%
Standard Chartered Bank	$25,000,000.00	8.33%
TOTALS:	$300,000,000.00	100%